                                                                    EXHIBIT 99.3

                               INVESTORS AGREEMENT


                  THIS INVESTORS AGREEMENT (this "AGREEMENT") is made as of September 13, 1999, between Allegiance Telecom, Inc., a Delaware corporation (the "COMPANY") and Vulcan Ventures Incorporated, a Washington corporation ("INVESTOR"). Capitalized terms used herein are defined in paragraph 7 hereof.

                  Investor has agreed to purchase shares of the Company's Common Stock pursuant to a Common Stock Purchase and Option Agreement among Investor, the Company, Madison Dearborn Capital Partners II, L.P., Frontenac VII Limited Partnership, Frontenac Masters VII Limited Partnership, Battery Venture Partners IV, L.P. and Battery Investment Partners IV, LLC, dated as of August 3, 1999 (the "PURCHASE AGREEMENT"). Investor also has the option to purchase additional shares of the Company's Common Stock pursuant to the Purchase Agreement. The execution and delivery of this Agreement is a condition to the closing of the transactions pursuant to the Purchase Agreement. Capitalized terms used herein which are defined in the Purchase Agreement shall have the meanings assigned in the Purchase Agreement unless otherwise defined herein.

                  In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

                  1. Board of Directors.

                  (a) Investor Directors. From and after the Initial Closing and until the provisions of this paragraph 1 cease to apply, the Company shall use its best efforts to cause to be elected one board designee nominated by Investor (an "INVESTOR DIRECTOR") so long as Investor holds at least 1,200,000 shares of Common Stock (as such number is adjusted after the date hereof to take into account any stock dividends, stock splits and other recapitalizations) and shall use such efforts to cause to be elected a second Investor Director so long as Investor has exercised the Option for at least 2,500,000 shares of Common Stock and continues to hold at least 4,000,000 shares of Common Stock (as such number in each case is adjusted after the date hereof to take into account any stock dividends, stock splits and other recapitalizations). No Investor Director, however, may be an employee or officer of the Company or its Subsidiaries. If Investor fails at any time to advise the Board in writing of its Board designees for the Company's next annual stockholders' meeting or any extraordinary meeting in lieu thereof, then the Investor designees for any such annual meeting or extraordinary meeting shall be deemed to be the incumbent Investor Directors. If Investor at any time falls below the thresholds necessary to maintain one or more Investor Directors, Investor shall lose the right to nominate candidates for the directorships held by such Investor Directors at all future elections of the Board.

                  (b) Actions at the Initial Closing and the Option Closing. The Company shall take, or cause to be taken, such action as may be necessary or advisable to ensure that simultaneously


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with the Initial Closing, the Board shall have at least one vacancy (which may be created by increasing the number of directorships or by accepting the resignation of an existing director) which shall be vacant pending designation by Investor of one individual to serve as a member of the Board pursuant to this Agreement. The Company shall take, or cause to be taken, such action as may be necessary or advisable to ensure that simultaneously with the Initial Closing, each of the committees of the Board of Directors shall include one director designated by Investor. If the Option is exercised for at least 2,500,000 shares (as such number is adjusted after the date hereof to take into account any stock dividends, stock splits and other recapitalizations), the Company shall take, or cause to be taken, such action as may be necessary or advisable to ensure that simultaneously with the Option Closing, the Board shall have at least one vacancy (which may be created by increasing the number of directorships or by accepting the resignation of an existing director) which shall be vacant pending designation by Investor of one additional individual to serve as a member of the Board pursuant to this Agreement.

                  (c) Expenses. The Company shall pay the reasonable out-of-pocket expenses incurred by each Investor Director in connection with attending the meetings of the Board and any committee thereof. So long as any Investor Director designated under this Agreement serves on the Board and for five years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to the Board at the time such insurance is first obtained and not thereafter reduced in amount or coverage, and the Company's certificate of incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

                  (d) Termination. The rights and requirements under this paragraph 1 with respect to any Investor Director shall terminate upon the earlier of (i) the time that Investor fails to hold in the aggregate the shares necessary to designate such Investor Director pursuant to this paragraph 1 (and such right shall not be reinstated) and (ii) the closing of a Sale of the Company.

                  2. Representations and Warranties. Investor represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by Investor and constitutes the valid and binding obligation of Investor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, similar laws of debtor relief and general principles of equity and (ii) Investor has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Investor Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

                  3. Standstill.

                  (a) Except with the prior approval of the Board (as evidenced by a duly adopted resolution), during the Standstill Period, Investor will not, and each holder of Investor Shares will not, and each of the Investor and holder of Investor Shares will not cause or permit its Affiliates or Associates to, directly or indirectly:


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                   (i)   make, effect, initiate, propose, cause or participate
                         in (including, but not limited to, arranging any financing for, or provide any financing commitment for):

                         (A) any acquisition of ownership (including, but not
                             limited to, beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act) of any Voting Securities or securities convertible or exchangeable into or exercisable for any Voting Securities of the Company or any Subsidiary or other Affiliate of the Company,

                         (B) any acquisition of any assets of the Company or any
                             Subsidiary or other Affiliate of the Company, or

                         (C) any tender offer, exchange offer, merger, business
                             combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or any Subsidiary or other Affiliate of the Company, or involving any securities or assets of the Company or any Subsidiary or other Affiliate of the Company;

                         provided, that the Investor may take any of the above-described actions within 60 days after another Person that is not an Affiliate or Associate of Investor has made a publicly announced proposal to take any such action that would result in a Sale of the Company so long as such Investor's actions are not in concert with such other Person.

                   (ii) become a member of a group with respect to the Common Stock, other equity securities or assets of the Company;

                   (iii) call or seek to call any special meeting of the
                         Company's stockholders for any reason whatsoever or initiate a stockholder vote or action by written consent of the Company's stockholders with respect to any matter;

                   (iv) initiate, propose, make or in any way participate in, directly or indirectly, any "solicitation" of "proxies" to vote, or seek to influence any person or entity with respect to the Company in opposition to any matter which has been recommended by the Board or in favor of any matter which has not been approved by the Board; or

                   (v) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing.


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                  (b) Notwithstanding paragraph 3(a)(i) above, Investor and its
Affiliates and Associates may acquire Common Stock from and after the Closing to the extent that such acquisition, which when combined with the shares of Common Stock then owned by Investor and its Affiliates and Associates, would not result in Investor and its Affiliates and Associates beneficially owning more than an aggregate of 20% of the then outstanding Voting Securities of the Company.

                  (c) Each holder of Investor Shares agrees that, in the event of any breach of the provisions of this paragraph 3, the Company shall in addition to any right at law to damages be deemed irreparably harmed and entitled to equitable relief (without the posting of any bond or other security), including injunction requiring prompt disposition of securities acquired contrary to this Agreement in a manner which is calculated to cause wide distribution of the shares and which is agreeable to the Company.

                  (d) In the event that the Company shall adopt a stockholder rights plan with provisions that are triggered by the acquisition of beneficial ownership of a specified percentage of the Common Stock (a "TRIGGER PERCENTAGE"), the Company agrees that, for purposes of determining application of the stockholder rights plan to Investor, the plan will provide for a 20% Trigger Percentage even if the general Trigger Percentage is below 20%.

                  4. Restrictions on Transfers of Investor Shares.

                  (a) No Transfers. Investor acknowledges that the Investor Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, and may not be Transferred except in compliance with the Securities Act. Until the first anniversary of the date of this Agreement, no holder of Investor Shares shall Transfer any Investor Shares beneficially owned by such Person on the date hereof or hereafter acquired, without the prior approval of the Board (as evidenced by a duly adopted resolution); provided that nothing contained in this paragraph 4 shall prohibit any holder of Investor Shares from pledging such shares; and provided further that the provisions of this paragraph 4(a) shall terminate and cease to be effective upon and with respect to the consummation of a Sale of the Company. Thereafter, subject to paragraph 4(c) below, Investor Shares are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available, and (iii) any other legally available means of transfer.

                  (b) Permitted Transfers. The restrictions set forth in this paragraph 4 shall not apply with respect to any Transfer of Investor Shares by Investor and its Affiliates to and among each other; provided that the restrictions contained in this paragraph 4 shall continue to be applicable to the Investor Shares after any such Transfer and provided further that the transferees of such Investor Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Investor Shares so transferred. Notwithstanding the foregoing, no party shall avoid the provisions of this Agreement by making one or more transfers to one or more Affiliates and then disposing of all or any portion of such party's interest in any such Affiliates.


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                  (c) Opinion Delivery. In connection with the transfer of
Investor Shares (other than a transfer described in paragraphs 4(a)(i) or 4(a)(ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Investor Shares may be effected without registration of such shares under the Securities Act. In addition, if the holder of the Investor Shares delivers to the Company an opinion of counsel that no subsequent transfer of such shares shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such shares which do not bear the Securities Act legend set forth in paragraph 5 below. If the Company is not required to deliver new certificates for such Investor Shares not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph 4 and paragraphs 5 or 6 below.

                  5. Legend. Each certificate evidencing Investor Shares and each certificate issued in exchange for or upon the transfer of any Investor Shares (if such shares remain Investor Shares after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON _____________________, 1999, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE AND OTHER PROVISIONS UNDER AN INVESTORS AGREEMENT DATED AS OF _____________, 1999 BETWEEN THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND THE INITIAL HOLDER OF THESE SECURITIES, AS SUCH AGREEMENT MAY BE AMENDED AND MODIFIED FROM TIME TO TIME. THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH INVESTORS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

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                  The legends set forth above shall be removed from the
certificates evidencing any shares that cease to be Investor Shares in accordance with the definition of "Investor Shares."

                  6. Transfer. Prior to transferring any Investor Shares (other than a Sale of the Company) to any Person, the holders of Investor Shares shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the holders of Investor Shares a counterpart of this Agreement. Any Transfer or attempted Transfer of any Investor Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Investor Shares as the owner of such shares for any purpose.

                  7. Definitions.

                  "Associate" has the meaning given to such term in Rule 12b-2 of the Securities Exchange Act.

                  "Affiliate" means, with respect to any Person, any other Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition and this Agreement, the term "control" (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct or cause the direction of management or policies of a Person.

                  "Agreement" has the meaning set forth in the preamble.

                  "beneficial ownership" (including the term "beneficially owning" and other correlative terms) has the meaning given to such terms in
Section 13(d)(3) of the Securities Exchange Act.

                  "Board" means the Board of Directors of the Company as from time to time hereafter constituted.

                  "Common Stock" means the Company's common stock, par value $.01 per share, and any shares of capital stock for or into which such Common stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

                  "Company" has the meaning set forth in the preamble.

                  "group" has the meaning given to such term in Section 13(d)(3) of the Securities Exchange Act.

                  "Investor" has the meaning set forth in the preamble.


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                  "Investor Director" has the meaning set forth in paragraph
1(a) hereof.

                  "Investor Shares" means (i) any Common Stock purchased pursuant to the Purchase Agreement or otherwise during the Option Period (or pursuant to an agreement entered into during the Option Period), (ii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Investor Shares, such shares shall cease to be Investor Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Purchase Agreement" has the meaning set forth in the preamble.

                  "Sale of the Company" means either (i) the sale, lease, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or (ii) a transaction or series of transactions (including by way of merger, consolidation, or sale of stock) the result of which is that the holders of the Company's outstanding voting stock immediately prior to such transaction are after giving effect to such transaction no longer, in the aggregate, the beneficial owners, directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting stock of the Company.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Standstill Period" means the period beginning on the date of this Agreement and ending upon the first to occur of (i) the closing of a Sale of the Company or (ii) the date after the third anniversary hereof on which Investor has not for 180 days had a representative serving on the Board (and has waived or otherwise lost its rights hereunder to have such a representative).

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that

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Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

                  "Transfer" means any direct or indirect sale, transfer, assignment, pledge or other disposition of (whether in one or more transactions or with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in Investor Shares.

                  "Voting Securities" means any securities of the Company entitled to vote generally in the election of the Company's directors.

                  8. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or holder of Investor Shares unless such modification, amendment or waiver is approved in writing by the Company or the holders of at least 50% of the Investor Shares, respectively. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  10. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  11. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Investor and any subsequent holders of Investor Shares and the respective successors and assigns of each of them, so long as they hold Investor Shares; provided that the rights


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of Investor under paragraph 1 and under paragraph 3(d) hereof may not be assigned without the prior written approval of the Company.

                  12. Counterparts. This Agreement may be executed in multiple counterparts (including by telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  13. Remedies. The Company and Investor shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and Investor may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                  14. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day), if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any holder of Investor Shares at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  The Company

                  1950 N. Stemmons Freeway, Suite 3026
                  Dallas, Texas 75207
                  Attention: Royce J. Holland, Chairman and CEO
                  Telephone: (214) 261-7100
                  Facsimile: (214) 261-7107

                  with a copy (which shall not constitute notice) to:

                  Mark B. Tresnowski
                  Senior Vice President and General Counsel
                  4 Westbrook Corporate Center
                  Suite 400
                  Westchester, IL 60154
                  Telephone: (708) 836-5240
                  Facsimile: (708) 836-5250

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                  Investor

                  Vulcan Ventures Incorporated
                  110 110th Avenue NE, Suite 550
                  Bellevue, WA 98004
                  Attention: Dino Vendetti
                  Telephone: (425) 453-2338
                  Telecopy: (425) 453-1985

                  with a copy (which shall not constitute notice) to:

                  Christopher W. Wright
                  Cooley Godward LLP
                  5200 Carillon Point
                  Kirkland, Washington 98033-7355
                  Telephone: (425) 893-7700
                  Telecopy: (425) 893-7777

                  15. GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF ALLEGIANCE AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

                  16. Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


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                  17. Delivery by Facsimile. This Agreement, the agreements
referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                  18. Expenses. The parties hereto shall each bear their own costs and expenses (including, without limitation, legal fees and expenses) incurred in connection with, or arising out of, this Agreement and the transactions contemplated hereby.

                                     * * * *

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Investors Agreement on the day and year first above written.


                             ALLEGIANCE TELECOM, INC.

                             By:   /s/ ROYCE J. HOLLAND
                                -------------------------------------------
                             Name: Royce J. Holland
                             Its:  Chairman and Chief Executive Officer


                             VULCAN VENTURES INCORPORATED

                             By:   /s/ WILLIAM D. SAVOY
                                -------------------------------------------

                             Name: William D. Savoy
                                  -----------------------------------------

                             Its:  Vice President
                                 ------------------------------------------